EXHIBIT 99.3

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR10 Group 1
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$597,871,056
TOTAL ORIGINAL BALANCE	$598,924,902

NUMBER OF LOANS	949

			Minimum		Maximum
AVG CURRENT BALANCE	$630,001		$246,232		$1,500,000
AVG ORIGNAL BALANCE	$631,112		$360,000		$1,500,000

WAVG GROSS COUPON	5.24%		4.13%		6.50%
WAVG GROSS MARGIN	2.68%		2.25%		3.13%
WAVG MAX INT RATE	10.25%		9.13%		11.50%

WAVG CURRENT LTV	67.34%		14.21%		95.00%

WAVG FICO SCORE	743		625		816

WAVG MONTHS TO ROLL	60	months	45	months	61	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	360	months	345	months	360	months
WAVG SEASONING	0	months	0	months	15	months

TOP STATE CONC	CA(68.91%),NY(5.50%),WA(4.29%)
MAXIMUM CA ZIPCODE	1.07%

FIRST PAY DATE			May 1,2004		September 1,2005

RATE CHANGE DATE			April 1,2009		August 1,2010

MATURE DATE			April 1,2034		August 1,2035

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	40	$20,374,620	3.41%
5/1 I/O CMT	765	492,895,042	82.44
5/1 I/O LIBOR	125	74,577,614	12.47
5/1 LIBOR	19	10,023,779	1.68
Total	949	$597,871,056	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001— 300,000	1	$246,232	0.04%
300,001— 400,000	98	37,728,764	6.31
400,001— 500,000	264	120,105,454	20.09
500,001— 600,000	210	116,170,976	19.43
600,001— 700,000	146	94,714,523	15.84
700,001— 800,000	58	43,811,642	7.33
800,001— 900,000	40	33,930,324	5.68
900,001— 1,000,000	56	54,830,950	9.17
1,000,001— 1,100,000	12	12,842,499	2.15
1,100,001— 1,200,000	22	25,746,972	4.31
1,200,001— 1,300,000	14	17,616,900	2.95
1,300,001— 1,400,000	11	14,842,750	2.48
1,400,001— 1,500,000	17	25,283,069	4.23
Total	949	$597,871,056	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001— 4.250	6	$3,904,470	0.65%
4.251— 4.500	5	3,525,250	0.59
4.501— 4.750	15	9,569,400	1.60
4.751— 5.000	175	107,564,996	17.99
5.001— 5.250	375	238,784,080	39.94
5.251— 5.500	298	188,491,678	31.53
5.501— 5.750	62	38,875,134	6.50
5.751— 6.000	11	5,633,547	0.94
6.001 >=	2	1,522,500	0.25
Total	949	$597,871,056	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	146	$85,653,843	14.33%
2.251— 2.500	1	400,000	0.07
2.501— 2.750	797	507,343,714	84.86
2.751— 3.000	3	3,547,499	0.59
3.001— 3.250	2	926,000	0.15
Total	949	$597,871,056	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.001— 9.250	6	$3,904,470	0.65%
9.251— 9.500	5	3,525,250	0.59
9.501— 9.750	15	9,569,400	1.60
9.751— 10.000	170	104,956,764	17.56
10.001— 10.250	377	240,516,080	40.23
10.251— 10.500	296	186,540,678	31.20
10.501— 10.750	64	40,251,934	6.73
10.751— 11.000	13	6,348,980	1.06
11.001 >=	3	2,257,500	0.38
Total	949	$597,871,056	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	949	$597,871,056	100.00%
Total	949	$597,871,056	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	949	$597,871,056	100.00%
Total	949	$597,871,056	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	949	$597,871,056	100.00%
Total	949	$597,871,056	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341— 350	3	$1,663,032	0.28%
351— 360	946	596,208,024	99.72
Total	949	$597,871,056	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	843	$529,704,367	88.60%
1— 6	100	64,443,907	10.78
7— 12	5	2,722,782	0.46
13 >=	1	1,000,000	0.17
Total	949	$597,871,056	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
45	1	$1,000,000	0.17%
48	2	663,032	0.11
52	1	650,000	0.11
53	2	1,409,750	0.24
54	2	2,422,369	0.41
55	9	6,698,089	1.12
56	6	3,415,958	0.57
57	12	7,594,048	1.27
58	14	6,610,661	1.11
59	57	37,702,782	6.31
60	842	529,288,367	88.53
61	1	416,000	0.07
Total	949	$597,871,056	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$483,000	0.08%
21— 25	6	5,125,000	0.86
26— 30	8	6,106,000	1.02
31— 35	13	6,822,250	1.14
36— 40	15	9,901,500	1.66
41— 45	22	13,045,432	2.18
46— 50	33	22,398,000	3.75
51— 55	54	35,537,112	5.94
56— 60	54	35,238,500	5.89
61— 65	88	65,276,778	10.92
66— 70	150	110,690,772	18.51
71— 75	214	131,626,174	22.02
76— 80	286	153,351,700	25.65
81— 85	2	859,530	0.14
86— 90	2	985,308	0.16
91— 95	1	424,000	0.07
Total	949	$597,871,056	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	3	$1,399,500	0.23%
640— 659	6	2,829,486	0.47
660— 679	7	3,684,950	0.62
680— 699	92	63,762,111	10.66
700— 719	185	117,639,429	19.68
720— 739	131	80,158,161	13.41
740— 759	178	110,078,296	18.41
760— 779	178	111,624,086	18.67
780— 799	129	82,529,657	13.80
800 >=	40	24,165,380	4.04
Total	949	$597,871,056	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	210	$129,085,528	21.59%
Reduced Doc	739	468,785,529	78.41
Total	949	$597,871,056	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
YES	890	$567,472,656	94.92%
NO	59	30,398,400	5.08
Total	949	$597,871,056	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	2	$1,103,800	0.18%
Owner Occupied	889	563,481,836	94.25
Second Home	58	33,285,420	5.57
Total	949	$597,871,056	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	1	$1,500,000	0.25%
Condo	101	58,597,695	9.80
Co-op	15	9,752,709	1.63
Single Family	828	526,020,402	87.98
Townhouse	4	2,000,250	0.33
Total	949	$597,871,056	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	372	$236,155,227	39.50%
Refi—Cash Out	372	227,765,597	38.10
Refi—No Cash Out	205	133,950,232	22.40
Total	949	$597,871,056	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	805	513,269,663	85.85%
1 Yr LIBOR	144	84,601,393	14.15
Total	949	$597,871,056	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	930	$586,090,254	98.03%
12	7	5,670,550	0.95
36	12	6,110,252	1.02
Total	949	$597,871,056	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AL	1	$644,000	0.11%
AZ	14	9,380,429	1.57
CA	657	411,967,075	68.91
CO	13	8,055,750	1.35
CT	32	21,510,129	3.60
DC	2	1,185,600	0.20
DE	1	519,920	0.09
FL	19	11,210,547	1.88
GA	6	3,261,002	0.55
IL	17	11,611,458	1.94
MA	16	10,742,392	1.80
MD	5	2,573,530	0.43
MI	3	2,642,000	0.44
MN	4	2,439,000	0.41
MO	1	543,750	0.09
MT	1	535,100	0.09
NC	1	450,000	0.08
NE	1	610,000	0.10
NH	1	732,000	0.12
NJ	12	8,698,850	1.45
NV	9	5,297,222	0.89
NY	48	32,879,228	5.50
OH	2	2,344,000	0.39
OR	5	2,732,000	0.46
PA	4	2,976,259	0.50
RI	1	378,000	0.06
SC	4	2,983,833	0.50
TX	3	1,812,150	0.30
UT	2	1,450,000	0.24
VA	16	9,518,674	1.59
WA	47	25,639,659	4.29
WI	1	547,500	0.09
Total	949	$597,871,056	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company